                           SCHEDULE 14A INFORMATION

                                (Rule 14-A-101)

        Information Required in Proxy Statement Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a)

                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant under 14a-12

                            GENCOR INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules o-11(c)(1), 14a-6(i)(2) or item 22(a)(2) of
     Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

                            GENCOR INDUSTRIES, INC.
            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 8, 2002

TO THE SHAREHOLDERS OF GENCOR INDUSTRIES, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Gencor Industries, Inc., a Delaware corporation (the "Company"), will be held at the Gencor Corporate Offices; 5201 North Orange Blossom Trail, Orlando, Florida, on March 8, 2002 at 9:00 A.M., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect five Directors of the Company. Common Stock shareholders will elect one Director, and Class B Stock shareholders will elect four Directors.

2. To ratify the selection of Moore Stephens Lovelace, P.A., independent certified public accountants, as auditors for the Company for the year ending September 30, 2002.

3.   To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on January 31, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Shareholders should review the information provided herein in conjunction with the Company's 2001 Annual Report, which accompanies this Proxy Statement.

     The Company's Proxy Statement and proxy accompany this notice.


                                         By order of the Board of Directors,



                                         Jeanne M. Lyons, Secretary

Orlando, Florida
Date: January 28, 2002
Enclosures

                        ****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 8, 2002

     This Proxy Statement is furnished in connection with the Annual Meeting of Shareholders of Gencor Industries, Inc. (the "Company") to be held March 8, 2002 at 9:00 a.m. local time, or any adjournments thereof at the Gencor Corporate Offices, 5201 North Orange Blossom Trail, Orlando, Florida. This Proxy Statement and accompanying proxy are first being mailed to shareholders on or about February 4, 2002.

                     SOLICITATION AND REVOCATION OF PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of the holders of the Company's Common Stock, par value $.10 per share, and Class B Stock, par value $.10 per share (hereinafter referred to as "Common Stock" and "Class B Stock," respectively) to be held March 8, 2002. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by telegraph by the Directors, Officers, and employees of the Company, or by the Company 's transfer agent. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of Directors shown as nominees and as recommended by the Board of Directors with regard to all other matters.

                               VOTING SECURITIES

     At the close of business on January 24, 2002, there were 6,884,070 shares of Common Stock and 1,798,398 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting.

     The holders of such shares are entitled to one vote for each share of stock held by them on any matter to be presented at the Annual Meeting, including the election of Directors. The holders of Common Stock and Class B Stock will vote separately as a class on the election of Directors. Only shareholders of record at the close of business on January 31, 2002 are entitled to vote at the Annual Meeting and any adjournment thereof. Although the Company has not polled its Directors and Executive Officers, management expects that the Directors and Executive Officers will vote for the nominees and proposals as shown herein.

     The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of each class of Common Stock and Class B Stock will constitute a quorum.

                           PROPOSALS TO SHAREHOLDERS

I.   ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that 75% (calculated to the nearest whole number, rounding a fractional number of five-tenths (.5) to the next highest whole number) of the members of the Board shall be elected by Class B shareholders voting separately as a class. The Company anticipates that the Class B Directors will be elected.

     Pursuant to the Company's Bylaws, the Board of Directors has fixed the number of Directors at five. Each Director elected at the Annual Meeting shall hold office until his respective successor has been elected and qualified, or until such individual's earlier resignation or removal. The Board of Directors has selected the following persons as nominees for election as Directors at the 2001 Annual Meeting of Shareholders:

To be elected by the Class B shareholders!

E. J. Elliott
John E. Elliott
Randolph H. Fields
John M. Panettiere

     The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Class B Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

To be elected by the Common Stock shareholders!

James H. Stollenwerk

     The affirmative vote of shareholders holding a majority of the Company's issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

     The Board Of Directors recommends an affirmative vote for the above nominees.

     It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as Directors. The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of Directors to eliminate the vacancy.


                       DIRECTORS AND EXECUTIVE OFFICERS

     The names of the nominees for Directors and the Executive Officers of the Company are listed in the following table:

     Name and Principal Occupation                       First Became       First Became an
           or Employment (1)                              a Director       Executive Officer
---------------------------------------------------------------------------------------------
DIRECTORS TO BE ELECTED BY CLASS B SHAREHOLDERS

E. J. Elliott
Chairman of the Board and President (2) (3)                   1968               1968

John E. Elliott
Executive Vice President (2) (3)                              1985               1985

Randolph H. Fields
Attorney, Greenberg Traurig, P.A. since October 1995
(Managing Shareholder, Orlando office since August, 2001)

John M. Panettiere
Consultant. Chairman and CEO 1999-2001;
President & CEO 1992-1999 of Blount International, Inc.
Chairman, President & CEO Grove Worldwide Co. 1986-1992.
Previously Vice Chairman and CEO, Fiat-Allis

DIRECTORS TO BE ELECTED BY COMMON STOCK SHAREHOLDERS

James H. Stollenwerk
Vice Chairman of Rexcon, a Division of Rose Industries, Inc. 1997 - Present
President & CEO, Rexnord and successor Rexworks, Inc.
President, Construction Industry Manufacturers Association 1994-1997.

EXECUTIVE OFFICERS (4)

David F. Brashears
Senior Vice President Technology                                                 1978

Marc G. Elliott
President, Construction Equipment Group (3)
Previously served as Vice President, Marketing                                   1993

D. William Garrett
Vice President, Sales                                                            1991

Scott W. Runkel
Chief Financial Officer and Treasurer
Financial advisor prior to joining the Company in August 2000.                   2000
Partner with the accounting firm of Ernst & Young.

Jeanne M. Lyons
Secretary                                                                        1996

(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.
(2)  Member of the Executive Committee.
(3)  E.J. Elliott is the father of John E. Elliott and Marc G. Elliott.
(4) Each executive officer holds office until his successor has been elected and qualified, or until his earlier resignation or removal.

Meetings of the Board of Directors and Certain Committees of the Board

     During the fiscal year ended September 30, 2001, the Board of Directors of the Company held 6 meetings. During the fiscal year ended 2000, the Board of Directors held 13 meetings. All Directors attended more than 75% of the meetings. Prior to fiscal 2000, two former non-employee directors, Constantine
L. Corpas and Peter Kourmolis, served on the Company's Compensation and Audit Committees. Mr. Corpas and Mr. Kourmolis resigned from the Board of Directors during December 1999. Throughout fiscal 2001 and 2000, the Board of Directors performed the duties of the Compensation Committee and Audit Committee consistent with past policies and practices. The directors comprising the Audit Committee are not deemed "independent" pursuant to NASD definitions thereof.

     The Compensation Committee endeavors to ensure that the compensation program for executive officers of the Company is effective in attracting and retaining key executives responsible for the success of the Company and in promoting its long-term interests and those of its stockholders. The committee, without applying any specific quantitative formulas, considers such factors as net income, earnings per share, duties and scope of responsibility, industry standards and comparable salaries for the geographic area, corporate growth, profits, goals and market share increases. The functions of the Compensation Committee include establishment of compensation plans for Gencor's executive officers and administration of certain of Gencor's employee benefit and compensation programs.

     The Audit Committee's responsibilities include selecting the Company's auditors and reviewing the Company's audit plan, financial statements and internal accounting and audit procedures.

Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors, officers and certain stockholders to file with the Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of equity securities of the Company. Based solely on its review of such forms received by it, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal years ended September 30, 2001 and 2000, by its officers, directors or stockholders expect that with respect to 100,000 stock options granted to Scott W. Runkel in fiscal year 2000 and 120,000 and 50,000 stock options granted to David F. Brashears and D. William Garrett, respectively, in fiscal year 2001.

Directors Fees

     Directors fees are paid by the Company to non-employee directors at the rate of $1,167 per month. During fiscal 2000, the Company paid directors fees in aggregate of $2,334. Mr. Corpas and Mr. Kourmolis resigned from the Board during December 1999. There were no outside directors on the Company's Board or directors fees paid throughout the remainder of fiscal 2000 or during fiscal 2001.


                            EXECUTIVE COMPENSATION

     The following table presents certain annual and long-term compensation for the Company's Chief Executive Officer, the four highest-paid Named Executive Officers (NEOs) determined as of the end of fiscal 2001 and 2000, as well as the total compensation paid to each individual during the Company's last four fiscal years:

                          SUMMARY COMPENSATION TABLE

                                                                                               Long-Term
                                                                                              Compensation
                                                                     Annual Compensation         Awards            (2)
                                                                ---------------------------- --------------
                                                                                               Securities        All Other
                                                                     Salary (1)    Bonus       Underlying      Compensation
Name and Principal Position                                Year        ($)          ($)        Options (#)         ($)
----------------------------------------------------------------------------------------------------------------------------
E. J. Elliott                                              2001      400,000             0                0        5,250
Chairman of the Board and President                        2000      451,000             0                0        4,500
                                                           1999      557,000             0                0        6,200
                                                           1998      300,000             0                0        4,500

John E. Elliott                                            2001      250,000             0                0            0
Executive Vice President                                   2000      289,000             0                0            0
                                                           1999      364,000             0                0        2,603
                                                           1998      125,000             0                0          661

David F. Brashears                                         2001      125,000             0     (a)  120,000        2,438
Senior Vice President, Technology                          2000      127,000       150,000                0        2,344
                                                           1999       17,000             0                0        2,926
                                                           1998       95,000        15,540                0        2,375

Marc G. Elliott                                            2001      210,000             0                0            0
President, Construction Equipment Group                    2000      214,000             0                0            0
                                                           1999      180,000             0                0            0
                                                           1998       95,000        15,540                0            0

D. William Garrett                                         2001      226,000             0     (a)   50,000        5,500
Vice President, Sales                                      2000      209,000             0                0        5,214
                                                           1999      165,000             0                0        4,127
                                                           1998      110,000        31,079                0        2,750

Scott W. Runkel                                            2001      225,000             0                0            0
Chief Financial Officer and Treasurer                      2000       23,798             0          100,000            0

(a) Includes grant of 40,000 shares each for options which expired on 7/24/01.

(1) Does not include an amount for incidental personal use of business automobiles furnished by the Company to certain of its Named Executive Officers. The Company has determined that the aggregate incremental cost of such benefits to the Named Executive Officers does not exceed, as to any named individual, the lesser of $50,000 or 10% of the cash compensation reported for such person.

(2) The compensation reported under All Other Compensation represents contributions to the Company's 401(k) Plan on behalf of the Named Executive Officers to match 1998-2001 pretax executive contributions (included under salary) made by each executive officer to such plan.

Option Grants in Fiscal Years 2001 and 2000

The following table sets forth certain information concerning options granted during the fiscal years 2001and 2000 to the Named Executives Officers:

                                                                                                     Potential Realizable
                                                                                                       Value at Assumed
                                                                                                       Annual Rates of
                                                                                                         Stock Price
                                                                                                       Appreciation for
                              Individual Grants                                                          Option Term
------------------------------------------------------------------------------------------------------------------------
                                  Number of           % of Total
                                 Securities            Options
                                 Underlying           Granted to       Exercise or
                                   Options            Employees        Base Price    Expiration
          Name                     Granted          in Fiscal Year      ($/Share)       Date         5% ($)     10% ($)
----------------------------------------------------------------------------------------------------------------------
Granted during fiscal 2001:

David F. Brashears                  120,000  (a)           36.36%           1.65      3/30/2006        54,704     120,881

D. William Garrett                   50,000  (a)           15.15%           1.65      3/30/2006        22,793      50,367


Granted during fiscal 2000:

Scott W. Runkel                     100,000               100.00%           0.87      9/01/2005        24,036      53,114

(a) Includes grant of 40,000 shares each for options which expired on 7/24/01.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table provides information concerning stock options exercised by each of the Named Executive Officers of Gencor during fiscal 2001 and 2000. The value of options held by such officers at the end of each year measured in terms of the closing price of Gencor Common Stock on September 30, 2001 and 2000.

                                                                *Number of Securities       *Value of Unexercised
                          Shares                                Underlying Unexercised            In-the-Money
                        Acquired on        Value                      Options at                   Options at
                         Exercise         Realized                   September 30,               September 30,
                                                             ------------------------     -------------------------
Name                       (#)              ($)                 2001           2000          2001           2000
                      --------------   -------------         -----------    ---------     ----------    -----------
E. J. Elliott                      0               0          590,000 E       590,000 E    219,050 E            0 E

John E. Elliott                    0               0          318,000 E       318,000 E    119,116 E            0 E

Marc G. Elliott                    0               0          318,000 E       318,000 E    119,116 E            0 E

David F. Brashears                 0               0           20,000 E        60,000 E      1,500 E            0 E
                                                       (a)    120,000 U                     96,000 U

D. William Garrett                 0               0                0 E        40,000 E          0 E            0 E
                                                       (a)     50,000 U                     40,000 U

Scott W. Runkel                    0               0           20,000 E             0 E     31,600 E            0 E
                                                               80,000 U       100,000 U    126,400 U       55,000 U

* Exercisable (E)/Unexercisable (U)

(a) Includes grant of 40,000 shares each for options which expired on 7/24/01.

                               STOCK OPTION PLAN

1997 Stock Option Plan

     In July 1996, the Company's Board of Directors, subject to the approval of its shareholders, adopted the Gencor Industries, Inc. 1997 Stock Option Plan (the "1997 Plan") which provides for the issuance of stock options to purchase an aggregate of up to 1,200,000 shares of the Company's Common Stock, 1,200,000 shares of the Company's Class B Stock and up to fifteen percent (15%) of the authorized common stock of any subsidiary. The 1997 Plan permits the grant of options to officers, directors and key employees of the Company. The 1997 Plan was approved by shareholders on April 11, 1997.

                       REPORT OF THE BOARD OF DIRECTORS
            ON MATTERS RELATING TO THE AUDITED FINANCIAL STATEMENTS

     The Board of Directors has not appointed an audit committee and, therefore, the Board of Directors has oversight of the Company's internal controls and financial statements and the audit process. The Company does not have an audit committee charter.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Moore Stephens Lovelace, P. A., are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     In performing its oversight role, the Board of Directors has considered and discussed the audited financial statements with management. The Board has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Board has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standards No. 1, Independent Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

     Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Board with regard to its oversight functions referred to below, the Board of Directors approved the audited financial statements for inclusion in the Company's Annual Report on Form 10-K for the fiscal years ended September 30, 2001 and 2000, for filing with the Securities and Exchange Commission.

     The members of the Board are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Board rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Board's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Board's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Moore Stephens Lovelace, P.A. is in fact independent.


                                             Respectfully submitted,


                                             E. J. Elliott
                                             John E. Elliott

                     REPORT OF THE COMPENSATION COMMITTEE

General

     The latest Compensation Committee (the "Committee") of the Board of Directors consisted of Constantine L. Corpas and Peter Kourmolis, each of whom served as a non-employee director of the Company before resigning from the Board in December 1999. Until that time, the Compensation Committee administered the Company's executive compensation program, monitored corporate performance and its relationship to compensation for executive officers, and made appropriate recommendations concerning matters of executive compensation. Throughout 2001 and 2000, the Board of Directors continued to administer the compensation program in a manner consistent with the Committee's overall compensation philosophy.


Compensation Philosophy

     One of the major objectives of the Committee was to develop and implement a compensation program designed to attract, motivate, reward and retain the broad-based management talent required to achieve the Company's business objectives. The Committee believed that offering a competitive base salary and certain incentives designed to encourage achievement of the Company's objectives were the two major components of its compensation philosophy.


Base Salary

     The Company's salary levels for executive officers are intended to be consistent with competitive pay practices of similar sized companies within the industry. In determining executive officers' salaries, the Compensation Committee considered such factors as the level of responsibility, competitive trends, the financial performance and resources of the Company. An individual's experience level, overall job performance, prior service and job knowledge were also important considerations. Base salaries were increased for certain executive officers during fiscal 2000 to maintain a competitive compensation level. There were no increases in the base salaries during 2001.

Incentives

     Incentives consist of stock options and, to a lesser extent, cash awards. The Committee believed that the compensation program should provide employees with an opportunity to increase their ownership and potential for financial gain from increases in the Company's stock price. This approach closely aligns the interests of shareholders, executives and employees. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of the Company's Common Stock at a specified price in the future. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability, as measured by the market value of the Company's Common Stock. The granting of cash awards is discretionary and is not dependent on any one factor.


                                                  Respectfully submitted,

                                                  THE BOARD OF DIRECTORS

                                                  E. J. Elliott
                                                  John. E. Elliott

                            STOCK PERFORMANCE GRAPH


     The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to Gencor Industries' shareholders during the six-year period ended September 30, 2001, as well as the Wilshire Small Capitalization Index and the Dow Jones Heavy Construction Index. The stock performance graph assumes $100 was invested on October 1, 1995. On December 22, 1997, a cash dividend of $0.025 per share (split adjusted) was declared by Gencor Industries, payable January 14, 1998 to shareholders of record on December 31, 1997.

                             [GRAPH APPEARS HERE]



   Comparison of Cumulative Total Return Among Gencor Industries, Inc., the Wilshire Small Capitalization Index and the Dow Jones Heavy Construction Index

                                  9/30/95      9/30/96      9/30/97      9/30/98     9/30/99      9/30/00      9/30/01
                                  -------      -------      -------      -------     -------      -------      -------
                                                                                      (1)          (2)
Gencor Industries, Inc.            100.00       145.79       272.24       616.60           -        57.49        99.19
DJ Heavy Construction Index        100.00       111.83       119.37        80.76      100.45       107.14       121.01
Wilshire Small Cap Index           100.00       113.33       162.63       129.25      162.39       216.42       154.43

(1) On February 22, 1999, the American Stock Exchange suspended trading on the Company's stock.

(2) Effective June 1, 2000, the Company's stock was de-listed from the American Stock Exchange. Subsequent to June 1, 2000, the Company's stock has traded on the "pink sheets" under the stock symbol "GCRX".

                     CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Company leases vehicles from Marcar Leasing Corporation ("Marcar"), a corporation engaged in general leasing to the public of machinery, as well as vehicles, owned by members of E.J. Elliott's immediate family, including John E. Elliott and Marc G. Elliott. The terms of the leases are established based on the rates charged by independent leasing organizations and are believed by the Company to be more favorable than those generally available from independent third parties. Leases between the Company and Marcar generally provide for equal monthly payments over either thirty-six months or forty-eight months. During fisca1 2001 and 2000, the Company made lease payments to Marcar in the aggregate amount of $265,585 and $269,726, respectively.

     Randolph H. Fields, a nominee for director of the Company, ia a principal shareholder of the law firm of Greenberg Traurig, P.A., which serves as the Company's primary legal counsel.

Security Ownership Of Certain Beneficial Owners And Management

     The following table sets forth certain information as of January 24, 2002 with respect to (i) each person known to management to be the beneficial owner of more than 5% of the Company's Common Stock or Class B Stock, (ii) each Director and (iii) each Executive Officer of the Company named in the Summary Compensation Table, and (iv) the Directors and Executive Officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power over the shares shown.

                                                         Amount and Nature of
                                           Fiscal      Beneficial Ownership (1)       Percent of Class (1)
                                                 -----------------------------------------------------------
                                            Year        Common           Class B       Common      Class B
Name And Address Of Beneficial Owner       Ended         Stock            Stock        Stock        Stock
------------------------------------------------------------------------------------------------- ----------
E. J. Elliott                                2001    1,340,658  (2)(3)  1,348,318          17.9%     75.0%
5201 N. Orange Blossom Trail                 2000    1,340,658          1,348,318          17.9%     75.0%
Orlando, Florida 32810

John E. Elliott                              2001      458,072            449,520  (4)      6.7%     21.2%
5201 N. Orange Blossom Trail                 2000      458,072            449,520           6.7%     21.2%
Orlando, Florida 32810

Randolph H. Fields                           2001            -                  -             -         -
5201 N. Orange Blossom Trail                 2000            -                  -             -         -
Orlando, Florida 32810

John M. Panettiere                           2001            -                  -             -         -
5201 N. Orange Blossom Trail                 2000            -                  -             -         -
Orlando, Florida 32810

James H. Stollenwerk                         2001            -                  -             -         -
5201 N. Orange Blossom Trail                 2000            -                  -             -         -
Orlando, Florida 32810

Marc G. Elliott                              2001      120,000            419,520  (4)      1.7%     19.8%
5201 N. Orange Blossom Trail                 2000      120,000            419,520           1.7%     19.8%
Orlando, Florida 32810

David F. Brashears                           2001       60,912  (5)             -           0.9%        -
5201 N. Orange Blossom Trail                 2000      100,912                  -           1.5%        -
Orlando, Florida 32810

D. William Garrett                           2001       53,397                  -           0.8%        -
5201 N. Orange Blossom Trail                 2000       93,397                  -           1.3%        -
Orlando, Florida 32810

Scott W. Runkel                              2001       20,000  (6)             -           0.3%        -
5201 N. Orange Blossom Trail                 2000            -                  -           0.0%        -
Orlando, Florida 32810

John M. Panettiere                           2001            -                  -             -         -
5201 N. Orange Blossom Trail                 2000            -                  -             -         -
Orlando, Florida 32810

James H. Stollenwerk                         2001            -                  -             -         -
5201 N. Orange Blossom Trail                 2000            -                  -             -         -
Orlando, Florida 32810

Harvey Houtkin                               2001      534,025  (7)             -           7.8%        -
160 Summit Avenue
Montvale, NJ 07645

All Directors and Executive Officers
  as a group (10 persons)                    2001    2,053,039  (8)     2,217,358  (9)     27.3%     91.1%
  as a group (7 persons)                     2000    2,117,039          2,217,358          27.9%     91.1%

(1) In accordance with Rule 13d-3-f the Securities Exchange Act of 1934, as amended, shares that are not outstanding, but that are subject, to option, warrants, rights or conversion privileges exercisable within 60 days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right but have not been deemed outstanding for the purpose of computing the percentage for any other person,

(2)  Includes 48,978 shares owned by the Elliott Foundation, Inc (same in 2000).

(3)  Includes options to purchase 590,000 shares of Common Stock (same in 2000).

(4)  Includes options to purchase 318,000 shares of Class B Stock  (same in
     2000).

(5) Includes options to purchase 20,000 shares of Common Stock in 2001 (60,000 shares in 2000).

(6) Includes options to purchase 20,000 shares of Common Stock in 2001 (0 shares in 2000).

(7) Based on a Schedule 13D dated February 14, 2001 filed by Harvey Houtkin with the Securities and Exchange Commission. Includes 357,472 shares with sole power to vote or direct the vote and 176,553 shares with shared power to vote or direct the vote. Amount beneficially owned 534,025 (excludes 366,958 shares (4.99%) owned by Mr. Houtkin's wife Sherry Houtkin, 45,237 shares (0.6%) owned by Mr. Houtkin's adult son Stuart, and 28,258 shares (0.3%) owned by Mr. Houtkin's adult son Michael, as to all of which Mr. Houtkin disclaims beneficial ownership.) Includes 145,825 shares owned by All-Tech Direct, Inc., a broker/dealer of which Mr. Houtkin is a control person.

(8) Includes options to purchase 630,000 shares of Common Stock (694,000 shares in 2000).

(9) Includes options to purchase 636,000 shares of Class B Stock in 2001 (same in 2000).



2.   SELECTION OF AUDITORS

     On May 3, 2001, the Company's Board of Directors dismissed PricewaterhouseCoopers L.L.P. as its independent accountants subject to completion of their audits of the Company's September 30, 1998 and 1999 financial statements. In connection with PricewaterhouseCoopers L.L.P. audits during the period commencing January 10, 2000, the date of their engagement as independent accountants, through May 3, 2001, there has been no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers L.L.P. would cause them to make reference thereto in their report on the financial statements for the years ended September 30, 1998 and 1999. During the course of performing the audit for the financial years ended September 30, 1998 and 1999, PricewaterhouseCoopers L.L.P. provided the Company a summary of reportable conditions relating to the Company's system of internal controls. Upon identification of the reportable conditions, the Company took corrective action.

     The Company engaged Moore Stephens Lovelace, P.A. as its independent accountants for the audit of the fiscal 2000 consolidated financial statements as of May 7, 2001. During the two most recent fiscal years and through September 30, 2001, the Company had not consulted with Moore Stephens Lovelace, P.A. regarding either the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Moore Stephens Lovelace, P.A. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement or a reportable event. On August 29, 2000, the Company engaged Moore Stephens Lovelace, P.A. to perform certain agreed-upon procedures with respect to financial information of the Company for each of the three (3) quarters in the period ended June 30, 2000. Those procedures included a review, documentation and testing of the Company's control environment, including internal accounting control structure, review of selected account detail reconciliations to general ledger control totals, review of analysis of significant account balances, observation of the Company's annual physical inventory taking, analytical reviews and other procedures.

     The Board of Directors has approved the Company's engagement of Moore Stephens Lovelace, P.A. as the Company's independent auditors. Moore Stephens Lovelace, P.A. has served as the Company's independent auditors since fisca1 2000, and is familiar with the Company's business and management.

     Audit Fees
     The aggregate fees billed by Moore, Stephens, Lovelace, P.A. for the last fiscal year annual audit and audit related services were approximately $174,000.

     All Other Fees
     The aggregate fees billed by Moore, Stephens, Lovelace, P.A. for the last fiscal year for non-audit related services were approximately $77,000.

     The Board of Directors has reviewed the fee structure and believes that Moore Stephens Lovelace, P.A. has the independence necessary to act as the Company's independent auditors.

     Representatives of Moore Stephens Lovelace, P.A. are expected to appear at the Annual Meeting to make a statement, if they wish to do so, and to be available to answer appropriate questions from shareholders at that time.

     While ratification by shareholders of this appointment is not required by law or the Company's Certificate of Incorporation or Bylaws, management believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of shareholders holding a majority of the Company's issued and outstanding Common Stock and Class B Stock, together, in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

     The Board of Directors recommends a vote for the ratification and approval of its selection of Moore Stephens Lovelace, P.A. at the 2001 Annual Meeting.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

                             SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy materials for the Company's 2002 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received by the President of the Company by September 1, 2002. Shareholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested.

     YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2001 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.


                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         Jeanne M. Lyons, Secretary
                                         Orlando, Florida
                                         January 28, 2002

                            GENCOR INDUSTRIES INC.

           THIS CLASS B SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 8, 2002

     The undersigned hereby appoints E.J. Elliott, John E. Elliott, or any of them, as proxies, each with the power to appoint his or her substitute, to represent, and vote all shares of Class B Stock on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Gencor Industries, Inc., to be held March 8, 2002 and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                                                                                     Please mark your votes as [X]
                                                                                     indicated in this example
1.  ELECTION OF DIRECTORS                         E.J. Elliott, John E. Elliott, Randolph H. Fields, John M. Panettiere
    FOR nominee listed at         WITHHOLD        (INSTRUCTION: To withhold authority to vote for any individual
    right (except as marked       AUTHORITY       nominee, write that nominee's name in the space provided below).
   to the contrary at right)     to vote for      _________________________________________________________________
             [_]                    [_]
                                                       This Proxy, when properly executed, will be voted in the
                                                  manner directed herein by the Undersigned shareholder. If no direction is indicated, the Proxy will vote FOR Proposals 1 and 2.

                                                       PLEASE MARK ON THIS SIDE: THEN SIGN, DATE AND RETURN THIS
                                                  PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE

2.     PROPOSAL TO RATIFY THE SELECTION OF
    MOORE STEPHENS LOVELACE, P.A. AS AUDITORS          PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR(S) HEREON. If shares
          FOR       AGAINST        ABSTAIN        are held in the name of two or more persons, all must sign, when
          [_]         [_]            [_]          signing as Attorney, Executor, Administrator, Personal Representative,
                                                  Trustee, or Guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

                                                                           THIS PROXY IS SOLICITED
                                                                    ON BEHALF OF THE BOARD OF DIRECTORS

                                                  Date: __________________________, 2002

                                                  ________________________________________________________________________
                                                  Signature
                                                  ________________________________________________________________________
                                                  Signature if held jointly

                           COMMON SHAREHOLDER PROXY

                            GENCOR INDUSTRIES INC.

           THIS COMMON SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 8, 2002

     The undersigned hereby appoints E.J. Elliott, John E. Elliott, or any of them, as proxies, each with the power to appoint his or her substitute, to represent, and vote all shares of Common Stock on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Gencor Industries, Inc., to be held March 8, 2002 and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                                                                                     Please mark your votes as
                                                                                     indicated in this example
1.  ELECTION OF DIRECTORS                         James H. Stollenwerk
    FOR nominee listed at         WITHHOLD        (INSTRUCTION: To withhold authority to vote for any individual
    right (except as marked       AUTHORITY       nominee, write that nominee's name in the space provided below).
   to the contrary at right)     to vote for      _________________________________________________________________
             [_]                    [_]
                                                       This Proxy, when properly executed, will be voted in the
                                                  manner directed herein by the Undersigned shareholder. If no direction is indicated, the Proxy will vote FOR Proposals 1 and 2.
                                                                 _____________________________________________

                                                       PLEASE MARK ON THIS SIDE: THEN SIGN, DATE AND RETURN THIS
                                                              PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

2.     PROPOSAL, TO RATIFY THE SELECTION OF
    MOORE STEPHENS LOVELACE, P.A. AS AUDITORS          PLEASE SIGN EXACTLY AS THE NAME(S) APPEAR(S) HEREON. If shares
          FOR       AGAINST        ABSTAIN        are held in the name of two or more persons, all must sign, when
          [_]         [_]            [_]          signing as Attorney, Executor, Administrator, Personal Representative,
                                                  Trustee, or Guardian give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

                                                                           THIS PROXY IS SOLICITED
                                                                    ON BEHALF OF THE BOARD OF DIRECTORS

                                                  Date: __________________________, 2002

                                                  ________________________________________________________________________
                                                  Signature

                                                  ________________________________________________________________________
                                                  Signature if held jointly